Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
October 31, 2000



Expected B Maturity 9/15/03


Blended Coupon 5.4312%


Excess Protection Level
3 Month Average   7.38%
October, 2000   7.65%
September, 2000   7.34%
August, 2000   7.15%


Cash Yield19.62%


Investor Charge Offs 4.51%


Base Rate 7.46%


Over 30 Day Delinquency 5.23%


Seller's Interest10.66%


Total Payment Rate14.07%


Total Principal Balance$56,359,968,018.99


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,009,277,457.50